Exhibit 10.160

AMENDMENT TO
MEDICARE+CHOICE PHYSICIAN GROUP SERVICE AGREEMENT

This Amendment is entered into effective December 1, 2000, by and between California Physicians’ Service, Inc. dba Blue Shield of California (“Health Plan”) and NorthWest Orange County Medical Group (“Physician Group”) in order to modify the Medicare+Choice Physician Group Service Agreement (“Agreement”), which was effective September 1, 1990, as amended.

In consideration of the recitals, covenants, conditions and promises contained in the Agreement, the parties agree that the Agreement is hereby amended as follows:

1.                                Effective December 1, 2000, Attachment A-1, Matrix of Financial Responsibility for Anaheim Memorial Medical Center, and Attachment B-1, Fund Allocation and Risk Sharing for Anaheim Memorial Medical Center, are replaced with Attachment A-2, Matrix of Financial Responsibility for Anaheim Memorial Medical Center, and Attachment B-2, Fund Allocation and Risk Sharing for Anaheim Memorial Medical Center. These two Attachments are attached hereto and incorporated herein by reference.

2.                                Effective February 1, 2001, Attachment A-2, Matrix of Financial Responsibility for Anaheim Memorial Medical Center, and Attachment B-2, Fund Allocation and Risk Sharing for Anaheim Memorial Medical Center, are replaced with Attachment A-3, Matrix of Financial Responsibility for West Anaheim Medical Center, and Attachment B-3, Fund Allocation and Risk Sharing for West Anaheim Medical Center. These two Attachments are attached hereto and incorporated herein by reference.

3.                                Effective February 1, 2001, Section 14.2, Termination, is amended to read in full as follows:

“Termination. During the one (1) year term effective February 1, 2001, through January 31, 2002, Physician Group shall not terminate this Agreement except in the event of material breach and failure to cure as set forth in Section 14.7 or in the event of any of the conditions listed in Section 14.4 below. After this one (1) year initial term either party may terminate this Agreement without cause by giving the other party at least ninety (90) calendar days written notice. The obligation of Physician Group to provide Capitated Services following the effective date of termination will be as set forth in Section 14.5.”

4.                                All other provisions of the Agreement or its Amendments or Addendum’s not inconsistent herein shall remain in full force and effect.

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*** Confidential Information omitted and filed separately with the Securities and Exchange Commission.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date and year first written above.

BLUE SHIELD OF CALIFORNIA		NORTHWEST ORANGE COUNTY MEDICAL GROUP

By:	/s/ Lisa Rubino	By:	/s/ Pratihba Patel, MD

Name:	Lisa Rubino	Name:	PRATIHBA PATEL, MD

Title:	Senior Vice President/Chief	Title:	PRESIDENT
Executive, Medicare / Government
Health Plans

Date:	12/05/00	Date:	11/27/00

PREMIER PHYSICIAN SERVICES LLC

		By:	/s/ James P. Agronick

		Name:	JAMES P. AGRONICK

		Title:	CHIEF EXECUTIVE OFFICER

		Date:	11/27/00

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ATTACHMENT A-3

MATRIX OF FINANCIAL RESPONSIBILITY

This matrix of financial responsibility outlines the distribution of financial responsibility among Hospital, Physician Group and Health Plan. It is not exhaustive, but serves as a guide by which broad categories of medical services are used to identify the distribution of financial responsibility for particular services. All Covered Services which are the financial responsibility of the Hospital as set forth in this Attachment are Shared Risk Services. This matrix also delineates Capitated Services between Hospital and Physician Group.

Hospital:	West Anaheim Medical Center

Physician Group:	NorthWest Orange County Medical Group

A.                                    Inpatient Services, Ambulatory Surgery and Major Diagnostic Procedures

This heading includes facility and all ancillary/non-professional charges for Covered Services provided to inpatient and day surgery patient in a licensed facility, including inpatient hospital acute, sub-acute or skilled nursing facility services, including room and board and ancillary services. It includes facility and ancillary/non-professional charges related to ambulatory surgery or ambulatory diagnostic/therapeutic procedures (e.g., endoscopy, bronchoscopy, laparoscopy, angiography, etc.) requiring a surgical or other specialized suite or general anesthesia. It includes pre-operative and pre-admission testing. It includes Covered Services provided by facilities other than Hospital and services provided by out-of area providers upon referral.

	HOSP	PHYS GRP	HP
1. Acute Hospital Care	***	***	***
2. Intensive Care Units and Coronary Care Units	***	***	***
3. Hospital Surgical Unit	***	***	***
4. Sub Acute Hospital Care	***	***	***
5. Skilled Nursing Facility	***	***	***
6. Inpatient Hospice	***	***	***
7. Inpatient Medications	***	***	***
8. Surgically Implanted Prosthesis	***	***	***
9. Nursing Services (including special duty)	***	***	***
10. Lithotripsy	***	***	***

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*** All references to the matrix of financial responsibility have been deleted.

	HOSP	PHYS GRP	HP
11. Discharge Medications (5 days)	***	***	***
12. Ambulatory Surgery	***	***	***
13. Psychiatric Day Treatment	***	***	***
14. Facility Component of Cataract Surgery (inpatient and outpatient including lens implant)	***	***	***

B.                                    In Area Emergency Room Services

	HOSP	PHYS GRP	HP
1. Emergency Room / Treat & Release	***	***	***
a - Facility /Ancillary	***	***	***
b - ER Physician	***	***	***
c - HBP Professional (lab/rad/card/etc.)	***	***	***

2. Emergency Room—Within 24-hours of admission	***	***	***
a - Facility / Ancillary	***	***	***
b - ER Physician	***	***	***
c - HBP Professional (lab/tad/card/etc.)	***	***	***

C.                                 Professional Services Including Hospital Based Physicians and other Specialty Physicians

	HOSP	PHYS GRP	HP
1. Anesthesiologist	***	***	***
a - Surgical / Other Procedure Anesthesia Inpatient and Outpatient	***	***	***
b - Pain Management / Inpatient and Outpatient	***	***	***

2. Radiologist—Diagnostic Interpretation, Interventional Procedures and Radiation Therapy Including Implants	***	***	***
a - Inpatient	***	***	***
b - Outpatient Hospital	***	***	***
c - Physician Office	***	***	***

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*** All references to the matrix of financial responsibility have been deleted.

	HOSP	PHYS GRP	HP
3. Pathologist	***	***	***
a - Anatomical Pathology Services	***	***	***
1 - Inpatient	***	***	***
2 - Outpatient (inc Pap Smears)	***	***	***
b - Clinical Laboratory Services	***	***	***
1- Pre-Admission	***	***	***
2 - Inpatient	***	***	***
3 - Outpatient Hospital	***	***	***
4 - Physician Office	***	***	***

4. Neurologist	***	***	***
a - Inpatient EEG, EMG and NCS	***	***	***
b - Outpatient EEG, EMG and NCS	***	***	***

5. Nephrologist	***	***	***
a - Dialysis Professional Services	***	***	***
b - Other Professional Services	***	***	***

6. Cardiologist	***	***	***
a - Inpatient and Hospital Outpatient Diagnostic Procedures (e.g. ECG, treadmill, holter, echocardiagram, wall motion, thallium scan, etc.)	***	***	***
b - Physician Office Diagnostic Procedures (e.g. ECG, treadmill, holter monitor, echocardiogram, etc.)	***	***	***

7. Pulmonology / Respiratory Therapy	***	***	***
a - Inpatient Diagnostic Services (e.g., PFT/Blood Gas/Apnea Eval/etc.)	***	***	***
b - Outpatient Hospital Diagnostic Services	***	***	***
c - Physician Office Diagnostic Procedure	***	***	***

8. Interventional Professional Services	***	***	***
a - Interventional Cardiology (e.g. PTCA, angiography, percutaneous, valvuloplasty, etc.)	***	***	***
b - Interventional Gastroenterology (e.g. ERCP, endoscopy, percutaneous, biopsy, drainage, etc.)	***	***	***
c - Interventional Radiology (angioplasty, embolization, etc.)	***	***	***
d - Bronchoscopy	***	***	***

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*** All references to the matrix of financial responsibility have been deleted.

F.                                      Other Professional and Ancillary Services

	HOSP	PHYS GRP	HP
1.* Home Health Care (professional medication, supplies) and respite care	***	***	***

2. Durable Medical Equipment	***	***	***

3. Prosthetic Devices (includes initial pair of frames and lenses following cataract surgery)	***	***	***

4. Supplies (except as used in physicians’ office)	***	***	***

5. Health Education Programs (including literature and course offerings):	***	***	***
a - Programs offered by Hospital on an inpatient or outpatient basis	***	***	***
b - Programs offered in physicians’ office	***	***	***

6. Dietary counseling and education	***	***	***
a - inpatient	***	***	***
b - outpatient	***	***	***

7. Psychiatric services and mental health counseling services including alcoholism and CD rehabilitation	***	***	***

8. Social services and discharge planning	***	***	***

9. Physical rehabilitation services, including physical, occupational, speech therapy and rehabilitation	***	***	***
a - inpatient	***	***	***
b - outpatient	***	***	***

10. Outpatient Dialysis (Tech. Fac., Supp. & Meds)	***	***	***

11. Medical transportation	***	***	***

12. Cardiac Rehabilitation	***	***	***
a - inpatient	***	***	***
b - outpatient	***	***	***

13. Facility component for fluorescein angiography and all treatments with lasers	***	***	***

* Note: Home Health Care, which is in lieu of outpatient care or ambulatory care (i.e. Chemotherapy, transfusions and neuro-rehab), will remain the financial responsibility of the provider responsible for that outpatient care or ambulatory care service as stated in the Matrix of Financial Responsibility.

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*** All references to the matrix of financial responsibility have been deleted.

14. Chemotherapy treatment including medications and administration not including oncologist professional fees	***	***	***
a - inpatient	***	***	***
b - outpatient (includes treatment in home health settings)	***	***	***

15. Other services considered to be customarily a hospital inpatient service	***	***	***

16. Radiation therapy	***	***	***
a - outpatient technical	***	***	***

17. Outpatient hospital Respiratory Therapy	***	***	***

G.                                    Out-of-Area Services

H.                                    Other Services

	HOSP	PHYS GRP	HP
1. Outpatient Prescription Drugs	***	***	***

2. Routine Refractions and Eye glasses	***	***	***

I.                                         Excluded Situations and Procedures—Any service not covered pursuant to the Evidence of Coverage.

In the event financial responsibility for a service is not established by the above, services generally paid for under Medicare Part B will be considered a Physician Group Capitated Service, services generally paid for under Medicare Part A will be considered a Hospital Capitated Service and services not covered under Medicare Part A or Part B will be considered a Physician Group Capitated Service.

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*** All references to the matrix of financial responsibility have been deleted.

D.                                    Laboratory, X-Ray and Diagnostic Procedures (Technical Components)

	HOSP	PHYS GRP	HP
1. Pre-admission and inpatient laboratory, x-ray, ECG and other diagnostic services	***	***	***

2. ER laboratory, x-ray, ECG and other diagnostic services-treat & release	***	***	***

3. ER laboratory, x-ray, ECG and other diagnostic services (within 24-hour admission)	***	***	***

4. Outpatient lab	***	***	***

5. Non-invasive outpatient diagnostic procedures including all chest and skeletal x-rays, routine CT scans and routine MRIs.	***	***	***

6. Invasive outpatient diagnostic treatment services (e.g. angiography, endoscopy). This excludes outpatient radiology and pathology services.)	***	***	***

7. Outpatient MRI, CT, fluoroscopy, ultrasound, mammography, and nuclear medicine studies	***	***	***

E.                                      Physician Services (not including those services described under Section C)

	HOSP	PHYS GRP	HP
1. Primary care office visits	***	***	***

2. Outpatient specialty consultations and interpretations	***	***	***

3. Inpatient primary care and consultations	***	***	***

4. Office surgical procedures	***	***	***

5. Physician office outpatient ECG services	***	***	***

6. Office laboratory	***	***	***

7. Outpatient chest and skeletal x-rays	***	***	***

8. Office visual examinations	***	***	***

9. Office hearing evaluation	***	***	***

10. Emergency Room Physician Fees	***	***	***

11. Routine physical exams and evaluation	***	***	***

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*** All references to the matrix of financial responsibility have been deleted.

ATTACHMENT B-3

FUND ALLOCATION AND RISK SHARING

Hospital:	West Anaheim Medical Center

Physician Group:	NorthWest Orange County Medical Group

1.                                  Allocation of HCFA Capitation.   Each month, Health Plan shall allocate the gross capitation that it receives from HCFA, on behalf of Enrollees affiliated with Hospital and Physician Group, as follows:

Hospital Capitation	***
Physician Group Capitation	***
Pharmacy Capitation	***

•                                          Hospital capitation shall be paid to Hospital.

•                                          Physician Group capitation shall be paid to Physician Group.

•                                          Pharmacy capitation shall be retained by Health Plan to pay expenses of providing the outpatient prescription drug program.

2.                                       Shared Risk Program Between Hospital and Physician Group.   As an incentive to control hospital service utilization a shared risk program shall be established exclusively between the Hospital and the Physician Group. A copy of the shared risk agreement between Hospital and Physician Group shall be furnished to Health Plan.

2.1                                 Shared Risk Services—Definition.   The following are Shared Risk Services:

All Covered Services which are the financial responsibility of the Hospital as set forth in Attachment A-3.

***

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*** Physician Group agrees to establish reserves in lieu of withhold, which reflect Physician Group’s potential liability to Hospital under Shared Risk Program.

***

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***

2.7                               Copayments and COB. Copayments payable for Covered Services shall be deducted from shared risk costs. Amounts payable, for Coordination of Benefits or worker’s compensation shall be deducted from shared risk costs, up to the amount of shared risk costs for the particular service. Amounts actually received by Hospital through third party liability recoveries for Shared Risk Services shall be deducted from shared risk costs in the period in which such payment is actually received, up to the amount of shared risk costs for the particular service.

***

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***

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***

3.                                       Pharmacy Risk Sharing Program. Health Plan shall establish a pharmacy budget. Health Plan shall pay all covered pharmacy claims and pharmacy benefit administrative costs payable to third parties (pharmacy costs).

3.1                                 Pharmacy Fund Settlement. Within one hundred and twenty (120) days following the end of each calendar year, there shall be an accounting of the pharmacy budget and pharmacy costs. Such accounting shall include an estimate of incurred but not reported (IBNR) claims.

3.1.1                        Pharmacy Deficit. In the event that pharmacy costs exceed the pharmacy budget, fifty percent (50%) of such deficit shall be paid by Physician Group through direct payment to Health Plan, through funds payable to Physician Group pursuant to the shared risk program outlined above, and/or through a reduction in Physician Group capitation sufficient to fund fifty percent (50%) of such deficit in six months.

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3.1.2                        Pharmacy Surplus. If pharmacy costs are less than the pharmacy budget, fifty percent (50%) of such surplus shall be paid by Health Plan to Physician Group.

4.                                Reports and Timely Settlement.

Health Plan shall be responsible for maintenance of records and development of reports required for administration of the risk sharing programs outlined herein. Within thirty (30) days following the end of each calendar year of this Agreement, Health Plan shall prepare an interim report of the status of the Shared Risk Program for such year (Shared Risk Period). Such report shall include a calculation of the Shared Risk Budget and Shared Risk Costs incurred during the Shared Risk Period. Such calculation shall also include an adjustment for Claims Carried Forward.

Physician Group shall have thirty (30) days following the receipt of reports to review such final reports produced by Health Plan. Absent objections in such thirty (30) day period, the final reports shall be considered acceptable and all payments due pursuant to such reports shall be made or, in the case of deductions from capitation, shall commence within fifteen (15) days following the acceptance of such reports or the expiration of the thirty (30) day review period.

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